497(e)
                                                                      333-103199

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 18, 2007 TO THE MAY 1, 2007 VARIABLE LIFE INSURANCE PROSPECTUS OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCENTIVE LIFE(SM) '06

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectus and Statement of Additional Information, dated May 1, 2007, as previously supplemented (the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the Prospectus without charge upon request. Please contact the customer service group referenced in your Prospectus.

A. CUSTOMER LOYALTY CREDIT

In "More information about policy features and benefits," the section entitled "Customer loyalty credit" is deleted in its entirety and replaced with the following:

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 8 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in your policy account, but excluding any value we are holding as collateral for any policy loans. The credit begins in the policy's 9th year. The percentage credit is currently at an annual rate as described in the chart below depending upon the issue age of the insured as follows:

---------------------------------------------------------------------------------------------------------------
Issue   25 &
 Age    younger     26        27       28        29       30        31        32       33        34
        .25%        .245%     .24%     .235%     .23%     .225%     .22%      .215%    .21%      .205%

Issue                                                                                                      45 &
 Age    35          36        37       38        39       40        41        42       43        44        older
        .20%        .195%     .19%     .185%     .18%     .175%     .17%      .165%    .16%      .155%     .15%
---------------------------------------------------------------------------------------------------------------

This credit is not guaranteed. Because Incentive Life '06 was first offered in 2005, no customer loyalty credit has yet been made to an Incentive Life '06 policy.

B. MORTALITY AND EXPENSE RISK CHARGE

In "More information about certain policy charges," under "Mortality and expense risk charge," the second paragraph is deleted in its entirety and replaced with the following:

We deduct a monthly charge at an annual rate of 0.85% of the value in your policy's variable investment options during the first 8 policy years, with no charge in policy year 9 and thereafter. We reserve the right to increase or decrease this charge in the future, although it will never exceed 1.00% during policy years 1-10, and 0.50% during policy years 11 and later. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234


EVM 434 (6.07)
                                                                   138298 (6/07)
                                                                          x01686